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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

          We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 9, 2007, in the Registration Statement (Form S-1 No. 333-000000) and related Prospectus of Reliant Pharmaceuticals, Inc. dated August 10, 2007.

/s/ ERNST & YOUNG LLP

MetroPark, New Jersey
August 8, 2007

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm